Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

ActivePassive Core Bond ETF
ActivePassive Intermediate Municipal Bond ETF
ActivePassive International Equity ETF
ActivePassive U.S. Equity ETF
(each, a “Fund” and together, the “Funds”)
Each a series of Trust for Professional Managers (the “Trust”)
Supplement dated January 14, 2025
to the
Prospectus and Statement of Additional Information (“SAI”),
each dated December 29, 2024

At a special joint meeting of shareholders held on January 8, 2025 (the “Special Meeting”), shareholders of record of each Fund approved a new investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of each of the Funds, and Envestnet Asset Management, Inc. (the “Adviser”), effective immediately following the Special Meeting. Prior to approval of the Advisory Agreement, the Adviser had been providing investment advisory services to each of the Funds pursuant to an interim investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser.

This supplement makes the following amendments to disclosures in the Funds’ Prospectus and SAI, each dated December 29, 2024:

The section under “Management and Organization of the Funds – Investment Adviser and Portfolio Managers” beginning on page 49 of the Prospectus is amended and restated as follows:

Envestnet Asset Management, Inc., located at 150 North Riverside Plaza, Suite 2050, Chicago, Illinois 60606, manages the Funds’ investments subject to the general supervision of the Board of Trustees. The Adviser is an SEC-registered investment advisory firm. As of September 30, 2024, the Adviser managed approximately $510 billion in assets.

Pursuant to the Advisory Agreement, the Adviser is responsible for managing the Funds in accordance with their investment objectives and policies and for making decisions with respect to and placing orders for all purchases and sales of portfolio securities, subject to the supervision of the Board of Trustees. The Adviser also maintains related records for the Funds.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement for each Fund will be available in the Funds’ Semi-Annual Report to Shareholders on Form N-CSR for the period ending February 28, 2025.

For the services provided to the Funds, each Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets as set forth in the table below:

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Fund	Management Fee
Core Bond ETF	0.35%
Intermediate Municipal Bond ETF	0.35%
International Equity ETF	0.45%
U.S. Equity ETF	0.30%

For the fiscal year ended August 31, 2024, the Adviser received a management fee of 0.35% of the Core Bond ETF’s average daily net assets; 0.35% of the Intermediate Municipal Bond ETF’s average daily net assets; 0.45% of the International Equity ETF’s average daily net assets; and 0.30% of the U.S. Equity ETF’s average daily net assets.

Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”), and the unitary management fee payable to the Adviser.

The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

The section under “Investment Adviser” beginning on page 30 of the SAI is amended and restated as follows:

Investment advisory services are provided to the Funds by Envestnet Asset Management, Inc., 150 North Riverside Plaza, Suite 2050, Chicago, Illinois 60606, pursuant to an investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser. As of the date of this SAI, the Adviser is a wholly owned subsidiary of Envestnet, Inc., a Delaware corporation who, through its affiliated companies, provides technology-enabled, Web-based investment solutions and services to financial advisers. Envestnet, Inc., is controlled by Bain Capital Private Equity, LP. Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds’ investments.

The Advisory Agreement will continue in effect for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of each Fund’s outstanding voting securities; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in-person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of each Fund, upon 60 days’ written notice to the Adviser when authorized by either: (i) a majority vote of the outstanding voting securities of each Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment” (as defined under the 1940 Act). The Advisory

Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund a unitary management fee, which is calculated daily and paid monthly, at an annual rate equal to each Fund’s average daily net assets, as specified below.

Name of Fund	Management Fee
Core Bond ETF	0.35%
Intermediate Municipal Bond ETF	0.35%
International Equity ETF	0.45%
U.S. Equity ETF	0.30%

Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund except interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, the “Excluded Expenses”), and the unitary management fee payable to the Adviser.

For the fiscal period from May 2, 2023 (commencement of operations) through August 31, 2023 and the fiscal year ended August 31, 2024, the Adviser received the following advisory fees from each Fund:

Advisory Fee Paid During Fiscal Period/Years Ended August 31
Fund	2024	2023*
Core Bond ETF	$1,299,392	$105,625
Intermediate Municipal Bond ETF	$279,764	$32,777
International Equity ETF	$1,687,414	$102,214
U.S. Equity ETF	$2,375,960	$157,362
* For the fiscal period May 2, 2023 (commencement of operations) through August 31, 2023.

Please retain this supplement with your Prospectus and SAI for future reference.

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